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                        Prudential Jennison Growth Fund
                       Supplement dated February 26, 1999

The following information replaces the discussion of the portfolio managers in "How the Fund Is Managed--Manager" in the Prospectus:

   Jennison Associates LLC (Jennison), the Fund's investment adviser employs a team approach to the management of the Fund. Jennison, one of the premier investment advisers and growth stock managers in the United States, adheres to a highly disciplined investment selection and management process of identifying companies that exhibit superior absolute and relative earnings growth and which are attractively valued at the same time. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. In considering a stock for ownership, Jennison considers price/earnings ratios relative to the market as well as the companies' histories. In addition, Jennison seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Such companies generally trade at high prices relative to their current earnings. The Jennison portfolio managers also prefer companies with a competitive advantage such as unique management, marketing or research and development.

Jennison has named Spiros "Sig" Segalas, James N. Kannry and Kathleen A. McCarragher to co-manage the Fund. Mr. Segalas has been in the investment business for over 35 years. He is a founding member and President and Chief Investment Officer of Jennison Associates. He has been the portfolio manager for the Harbor Capital Appreciation Fund since May 1990 and one of the co-managers of Prudential 20/20 Focus Fund since its inception in May 1998. Mr. Segalas received a BA from Princeton University in 1955 and is a member of the New York Society of Security Analysts.

MF172C-1 (2/26/99)

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Mr. Kannry, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972. He spent more than a dozen years as part of Jennison's research team before assuming portfolio management responsibilities several years ago. Mr. Kannry received his MBA from New York University in 1968 and his BA from City College of New York in 1965. He holds a Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Kathleen McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20-year investment career, including positions at Weiss, Peck & Greer (1992-1998) and State Street Research and Management Company, where she was a member of the Investment Committee. Ms. McCarragher received her MBA from Harvard Business School in 1982 and her BBA summa cum laude in Finance from the University of Wisconsin in 1977.